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                                                                    Exhibit 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-70078 and 333-100051) and S-8 (Nos. 333-68530,
333-68540, 333-30374 and 333-101031) of eLoyalty Corporation of our report dated March 13, 2006 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

PricewaterhouseCoopers LLP
Chicago, Illinois
March 23, 2006